UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2025
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Blue Owl Digital Infrastructure Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56758	33-5055663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Entry into a Material Definitive Agreement.

Advisory Agreement

On October 3, 2025, Blue Owl Digital Infrastructure Trust, a Maryland statutory trust (the “Company”), Blue Owl Digital Infrastructure Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and Blue Owl Digital Infrastructure Trust Advisors LLC, a Delaware limited liability company (the “Adviser”), entered into an advisory agreement (the “Advisory Agreement”), pursuant to which the Adviser has the authority to source, evaluate, and monitor the Company’s investment opportunities and make decisions related to the acquisition, management, financing, and disposition of the Company’s assets, in accordance with the Company’s investment objectives, guidelines, policies, and limitations, subject to oversight by the Company’s board of trustees.

A description of the Advisory Agreement is included under “Item 1. Business—Advisory Agreement” of Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form 10 (“PEA No. 2”), filed with the U.S. Securities and Exchange Commission on August 8, 2025. Such description is incorporated by reference herein. The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Administration Agreement

On October 3, 2025, the Company and the Adviser, which will serve as the Company’s administrator (the Adviser, in its capacity as the administrator, the “Administrator”), entered into an administration agreement (the “Administration Agreement”) pursuant to which the Administrator will provide certain office and administrative services to the Company and the Operating Partnership.

A description of the Administration Agreement is included under “Item 1. Business—Administration Agreement” of PEA No. 2. Such description is incorporated by reference herein. The foregoing description of the Administration Agreement is qualified in its entirety by reference to the full text of the Administration Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Amended and Restated Limited Partnership Agreement

On October 3, 2025, the Operating Partnership entered into an Amended and Restated Limited Partnership Agreement, by and among the Company, as general partner and as limited partner, each of BODI Trust Carry LP, a Delaware limited partnership, and Blue Owl Digital Infrastructure Trust Carry LLC, a Delaware limited liability company, and the other limited partners party thereto from time to time (the “Operating Partnership Agreement”).

A description of the Operating Partnership Agreement is included under “Item 1. Business—Operating Partnership” of PEA No. 2. Such description is incorporated by reference herein. The foregoing description of the Operating Partnership Agreement is qualified in its entirety by reference to the full text of the Operating Partnership Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Dealer Manager Agreement

On October 3, 2025, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities LLC, as the managing dealer (the “Dealer Manager”), pursuant to which the Dealer Manager will serve as the dealer manager for the Company’s continuous private offering.

The foregoing description of the Dealer Manager Agreement is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, which is filed as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Transaction Agreement for Initial Portfolio

On October 8, 2025, the Company entered into a transaction agreement (the “Transaction Agreement”) with Blue Owl Digital Infrastructure Fund I LP (“BODI I Main Fund”), a Delaware limited partnership, Blue Owl Digital Infrastructure Fund I-A LP (“BODI I-A”), a Delaware limited partnership, Blue Owl Digital Infrastructure Fund I-B LP, a Delaware limited partnership (“BODI I-B” and, together with BODI I Main Fund and BODI I-A, the “BODI I Funds”), Blue Owl Digital Infrastructure I GP LLC, a Delaware limited liability company, ICONIQ DC Splitter 1-A, L.P., a Delaware limited partnership (the “394 Pacific Holdco”), and IPI STACK Domestic REIT Holdings L.P., a Delaware limited partnership (“STACK USA Holdco”).

The Transaction Agreement relates to the acquisition of a portfolio of 11 digital infrastructure real estate assets as further described in the Transaction Agreement (the “Subject Assets”) by the Company from the BODI I Funds (the “Transaction”). The BODI I Funds indirectly hold the Subject Assets through STACK USA Holdco and 394 Pacific Holdco. Under the Terms of the Transaction Agreement, the BODI I Funds, through STACK USA Holdco and 394 Pacific Holdco, intend to sell their indirect interests in each of STACK Infrastructure USA, LLC and 394 Pacific DC Portland Domestic REIT, LLC to the Company for a purchase price equal to $3.29 billion, which is the gross enterprise value of the Subject Assets, subject to customary adjustments, including a credit for cash, a reduction for existing indebtedness, a reduction for certain anticipated capital expenditures in respect of existing development contracts, credits or reductions for certain prorated liabilities and income associated with the Subject Assets for the periods before and after the closing, and other transaction costs, resulting in a net purchase price of approximately $1.40 billion (the “Purchase Price”).

At or prior to the closing of the Transaction, each of STACK USA Holdco and 394 Pacific Holdco has agreed to distribute in kind the Subject Assets attributable to certain limited partners of the BODI I Funds (the “Rolling Fund I LPs”), in accordance with such limited partners’ election, to the applicable BODI I Funds, and such BODI I Funds have agreed to further distribute in kind such Subject Assets attributable to the Rolling Fund I LPs to the applicable Rolling Fund I LPs. Further, each Rolling Fund I LP has agreed to contribute, directly or indirectly, its respective Contributed Assets (as defined in the Transaction Agreement) to the Company or Operating Partnership, as applicable. The ratable value of the Contributed Assets attributable to the Rolling Fund I LPs will be paid to the Rolling Fund I LPs in the form of shares of the Company or units of the Operating Partnership (as elected by each Rolling Fund I LP). The ratable portion of the Purchase Price not attributable to the Rolling Fund I LPs will be paid by the Company in cash to the BODI I Funds.

The Transaction is expected to close in December 2025 and is subject to certain conditions to closing, including, but not limited to all parties’ satisfaction of various closing conditions contained in the Transaction Agreement and the delivery of the required documents at closing. There is no assurance that the Company will close the Transaction on the terms described above or at all.

The foregoing description of the Transaction Agreement is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 10.5 to this Current Report and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Declaration of Trust and Bylaws

Effective on October 3, 2025, the Company executed its Amended and Restated Declaration of Trust (the “Amended and Restated Declaration of Trust”), which amended and restated the Company’s Declaration of Trust, dated April 7, 2025.

In connection with the execution of the Amended and Restated Declaration of Trust, effective on October 3, 2025, the Company adopted its bylaws (“Bylaws”).

Descriptions of the Amended and Restated Declaration of Trust and Bylaws are included under “Item 5. Trustees and Executive Officers,” “Item 11. Description of Registrant’s Securities to be Registered—

Description of our Shares” and “Item 12. Indemnification of Trustees and Officers—Declaration of Trust” of PEA No. 2. Such descriptions are incorporated by reference herein. The foregoing description of each of the Amended and Restated Declaration of Trust and Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Declaration of Trust and Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and incorporated herein by reference.
Item 8.01. Other Events.

Share Repurchase Plan and Distribution Reinvestment Plan

On October 3, 2025, the Company adopted a share repurchase plan (the “Share Repurchase Plan”), pursuant to which shareholders may request on a quarterly basis that the Company repurchase all or any portion of their shares, subject to certain limitations as set forth therein.

In addition, on October 3, 2025, the Company adopted a distribution reinvestment plan (the “DRP”), whereby shareholders will have their cash distributions automatically reinvested in additional common shares unless they elect to receive their distributions in cash.

The foregoing description of each of the Share Repurchase Plan and DRP is qualified in its entirety by reference to the full text of the Share Repurchase Plan and the DRP, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Declaration of Trust, dated as of October 3, 2025
3.2	Bylaws, dated as of October 3, 2025
4.1	Share Repurchase Plan, effective as of October 3, 2025
4.2	Distribution Reinvestment Plan, effective as of October 3, 2025
10.1	Advisory Agreement, dated as of October 3, 2025
10.2	Administration Agreement, dated as of October 3, 2025
10.3	Amended and Restated Limited Partnership Agreement, dated as of October 3, 2025
10.4	Dealer Manager Agreement, dated as of October 3, 2025
10.5	Transaction Agreement, dated as of October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Digital Infrastructure Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: October 9, 2025